UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2015, at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of ExlService Holdings, Inc. (the “Company”) approved the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan (the “2015 Plan”), which amended and restated the 2006 Omnibus Award Plan to, among other things, increase the total number of shares reserved for grants of awards under the 2015 Plan by 1.7 million shares, update the minimum performance periods and change in control definitions and expand the types of potential awards available for issuance.

The description in this Item 5.02 is qualified in its entirety by reference to the 2015 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K. For a more complete description of the 2015 Plan, please refer to “Proposal 4: Approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on June 19, 2015, the Company’s stockholders voted on the following items: (1) the election of three Class III members of the board of directors of the Company, (2) the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2015, (3) the approval of the compensation of the named executive officers of the Company and (4) the approval of the 2015 Plan.

Each of the three nominees for election to the board of directors was duly elected to serve as a director until the annual meeting of stockholders in 2018 or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Withhold	Broker Non-Votes
Deborah Kerr	29,854,263	321,521	1,973,731
Dr. Mohanbir Sawhney	29,773,551	402,233	1,973,731
Garen K. Staglin	27,617,790	2,557,994	1,973,731

The proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2015 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
31,945,878	158,485	45,152	0

The proposal to approve the compensation of the named executive officers of the Company was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
29,624,982	505,209	45,593	1,973,731

The proposal to approve the 2015 Plan was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
26,863,048	3,265,182	47,554	1,973,731

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Exhibit Description	Incorporated by Reference	Filed Herewith
10.1	ExlService Holdings, Inc.		X
2015 Amendment and Restatement of the 2006 Omnibus Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 25, 2015	By:	/s/ Nancy Saltzman
	Name:	Nancy Saltzman
	Title:	General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description	Incorporated by Reference	Filed Herewith
10.1	ExlService Holdings, Inc.		X
2015 Amendment and Restatement
of the 2006 Omnibus Award Plan